UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2020

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

INTRODUCTORY NOTE
As previously disclosed, on January 14, 2020, MGM Growth Properties Operating Partnership LP (“
MGP OP
”), a subsidiary of MGM Growth Properties LLC (the “
Company
”), entered into a Master Transaction Agreement (the “
MTA
”) with MGM Resorts International (“
MGM
”) and BCORE Windmill Parent
LLC (the “
Sponsor
”), a subsidiary of Blackstone Real Estate Income Trust, Inc., among other parties, which provides for, among other things, (i) the transfer by a subsidiary of MGM of the real estate assets related to MGM Grand Las Vegas (the “
MGM Grand Property
”) first to its wholly-owned subsidiary (“
MGM Grand PropCo
”) followed by a transfer by MGM of MGM Grand Propco to MGP OP and (ii) the transfer by a subsidiary of MGP OP of the real estate assets related to Mandalay Bay Resort and Casino (including Mandalay Place) (the “
Mandalay Bay Property
” and, together with the MGM Grand Property, collectively, the “
Property
”) to its wholly-owned subsidiary (“
Mandalay Bay PropCo
” and, together with MGM Grand PropCo, collectively, the “
Landlord
”), followed by transfers by MGP OP of each of Mandalay Bay PropCo and MGM Grand PropCo to a newly formed entity (the “
Joint Venture
”) owned 50.1%, directly or indirectly, by MGP OP, and owned 49.9%, directly or indirectly, by Sponsor. The Landlord will lease the Property to a newly formed wholly-owned subsidiary of MGM (the “
Tenant
”), and the Tenant will in turn sublease the MGM Grand Property and the Mandalay Bay Property to the subsidiaries of MGM that operate such properties (the “
Operating Subtenants
”).
The transactions contemplated by the MTA closed on February 14, 2020 (the “
Closing Date
”) pursuant to which, among other things, Sponsor acquired its 49.9% interest in the Joint Venture (the “
Interest Acquisition
”) for cash consideration of $798.8 million. In connection with the transactions contemplated by the MTA, MGM also provided a shortfall guaranty of the principal amount of indebtedness of the Joint Venture (and any interest accrued and unpaid thereon) of approximately $3.0 billion. On the Closing Date, MGP OP issued approximately 2.6 million MGP OP limited partnership units to MGM, representing 5% of the equity value of the Joint Venture, and distributed to MGM approximately $2.4 billion of the proceeds received by MGP OP in connection with the Joint Venture’s debt financing. In connection with the Interest Acquisition, an affiliate of Sponsor purchased approximately 4.9 million Class A common shares in the Company, representing an aggregate investment amount of $150.0 million, based on a volume-weighted average price of MGP’s shares for a ten-day
trading period ending on January 10, 2020.
The representations, warranties and covenants contained in the MTA and the agreements described herein were made only for purposes of the agreements and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the applicable agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the agreements and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of MGP OP or the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the Closing Date, which subsequent developments may not be reflected in MGP OP’s or the Company’s public disclosure.
The foregoing description of the MTA and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the MTA, a copy of which is filed as Exhibit 2.1 to MGP OP’s Current Report on Form
8-K,
filed with the U.S. Securities and Exchange Commission (the “
SEC
”) on January 14, 2020 and Exhibit 2.1 to the Company’s Current Report on Form
8-K,
filed with the SEC on January 14, 2020 and are incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the MTA.
Item 1.01	Entry into a Material Definitive Agreement.

Joint Venture Agreement
In connection with the transactions contemplated by the MTA, on the Closing Date, MGP JV Investco 1 LLC, a subsidiary of MGP OP (“
MGP Member
”), and Sponsor, entered into the Amendment and Restated Limited Liability

Company Agreement of MGP BREIT Venture 1 LLC (the “
Joint Venture Agreement
”). The Joint Venture Agreement provides for, among other things, that the Joint Venture will be owned 50.1% by MGP Member, the managing member, and 49.9% by Sponsor. Pursuant to the terms of the Joint Venture Agreement, MGP OP contributed 100% of the membership interests of each of Mandalay Bay Propco and MGM Grand Propco to the Joint Venture, and Sponsor contributed the Interest Purchase Price (as defined in the MTA).
This description of the Joint Venture Agreement is qualified in its entirety by reference to the full text of the Joint Venture Agreement filed as Exhibit 10.1 hereto. Exhibits and schedules that have been excluded from the text of the Joint Venture Agreement will be supplementally furnished to the Commission upon request.
Lease
In connection with the transactions contemplated by the MTA, on the Closing Date, the Tenant entered into a long-term triple-net
lease agreement (the “
Lease
”) with the Landlord pursuant to which the Property was leased to the Tenant. The Lease has an initial lease term of thirty years with the potential to extend the term for two additional ten-year
terms thereafter at the option of the Tenant. The Lease requires the Tenant to pay substantially all costs associated with the Property, including real estate taxes, insurance, utilities and routine maintenance, in addition to the base rent.
The initial base rent due under the Lease is $292 million (the “
Rent
”). The Rent will escalate annually throughout the term of the lease at a rate of 2% per annum for the first fifteen years and thereafter equal to the greater of 2% and the CPI increase during the prior year subject to a cap of 3%. In addition, the Lease provides that the Tenant is obligated to spend a specified percentage of net revenues at the properties on capital expenditures and for the Tenant and the Company to comply with certain financial covenants, which, if not met, would require the Tenant to maintain cash security or a letter of credit in favor of the Landlord in an amount equal to rent for the succeeding one year period. MGM has also provided a guarantee of the Tenant’s obligations under the Lease.
This description of the Lease is qualified in its entirety by reference to the full text of the Lease filed as Exhibit 10.2 hereto. Exhibits and schedules that have been excluded from the text of the Lease attached hereto will be supplementally furnished to the Commission upon request.
MGP Lease Amendment
In connection with the transactions contemplated by the MTA, on the Closing Date, MGP Lessor, LLC (the “
MGP Landlord
”) entered into the Sixth Amendment to Master Lease (the “
MGP Lease Amendment
”) with MGM Lessee, LLC (the “
MGM Tenant
”) to remove the Mandalay Bay Property from the list of facilities leased by the MGP Landlord to the MGM Tenant pursuant to that certain Master Lease, dated April 25, 2016 (as amended the “
MGP Master Lease
”) between MGP Landlord and MGM Tenant. Pursuant to the MGP Lease Amendment, the aggregate rent payable by the MGM Tenant under the MGP Master Lease will be reduced by $133 million per year.
This description of the MGP Lease Amendment is qualified in its entirety by reference to the full text of the MGP Lease Amendment filed as Exhibit 10.3 hereto. Exhibits and schedules that have been excluded from the text of the MGP Lease Amendment attached hereto will be supplementally furnished to the Commission upon request.
CMBS Facility
On February 14, 2020, the Landlord entered into a Loan Agreement (the “
CMBS Loan Agreement
”) with the lenders named therein and Citi Real Estate Funding Inc., as agent for the lenders, and borrowed an aggregate principal amount of $3 billion under a secured mortgage loan secured primarily by mortgages on the Property (the “
CMBS Facility
”). The proceeds of the CMBS Facility were used to (a) pay and/or reimburse costs or borrowings in connection with the acquisition of the Property, (b) pay costs and expenses incurred in connection with the closing of the CMBS Facility, and (c) distribute the balance, if any, to the Joint Venture.
The CMBS Facility has an initial term of twelve years with an anticipated repayment date of March 5, 2030 (the “
Anticipated Repayment Date
”).
Prior to the Anticipated Repayment Date, the loan will bear interest at a rate of 3.308% per annum. From and after the Anticipated Repayment Date the interest rate can change in accordance with the terms of the CMBS Loan Agreement.
The CMBS Facility is pre-payable in whole or in part subject to the payment of a yield maintenance payment and is defeasible in whole or in part in connection with the release of either Property any time after the earlier of February 14, 2023 and two years from the “startup day” within the meaning of Section 86OG(a)(9) of the Internal Revenue Code for the remic trust which holds the portion of the CMBS Facility last to be securitized.
The CMBS Facility includes certain customary affirmative and negative covenants and events of default, including, among other things, restrictions on the ability of the Landlord to incur additional debt and transfer, pledge or assign certain equity interests or its assets, and covenants requiring the Landlord to exist as “special purpose entities,” maintain certain ongoing reserve funds and comply with other customary obligations for commercial mortgage-backed securities loan financings. In addition, MGP OP provided a several, but not joint, customary non-recourse guaranty in connection with the CMBS Facility.
This description of the CMBS Loan Agreement is qualified in its entirety by reference to the full text of the CMBS Loan Agreement filed as Exhibit 10.4 hereto. Exhibits and schedules that have been excluded from the text of the CMBS Loan Agreement attached hereto will be supplementally furnished to the Commission upon request.
Credit Agreement Amendment
In connection with the transactions contemplated by the MTA, on the Closing Date, MGP OP, the other loan parties and lenders named therein and Bank of America, N.A. (the “
Administrative Agent
”), entered into a Fifth Amendment (the “
Credit Agreement Amendment
”) to the Credit Agreement, dated as of April 25, 2016, among MGP OP, the lenders from time to time party thereto and the Administrative Agent (as amended to date, the “
Credit Agreement
”).
The Credit Agreement Amendment, among other things, (i) allowed for the transactions contemplated by the MTA; (ii) permitted the incurrence by MGP OP of a nonrecourse guarantee of certain CMBS debt being incurred by the

Joint Venture; (iii) permitted short-term or interim secured indebtedness by one of the Company’s subsidiaries to be assumed by a third party within 15 days of initial incurrence; and (iv) required, as a condition precedent to the effectiveness of the Credit Agreement Amendment, that a portion of certain proceeds from the transactions be used to prepay at par the entire principal amount of the outstanding term loans under the Credit Agreement.
The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed as Exhibit 10.5 hereto. Exhibits and schedules that have been excluded from the text of the Credit Agreement Amendment attached hereto will be supplementally furnished to the Commission upon request.
Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 1.01 is incorporated herein by reference.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the
CMBS
Loan Agreement is incorporated by reference into this Item 2.03.
Item 3.02	Unregistered Sale of Equity Securities

In connection with the sale of Class A shares to Sponsor, pursuant to MGP OP’s Second Amended and Restated Agreement of Limited Partnership, MGP OP issued approximately 4.9 million MGP OP limited partnership units to the Company, concurrently with the closing of all of the transactions contemplated by the MTA, in a private placement in exchange for $150 million. In addition, as described above, MGP OP issued approximately 2.6 million MGP OP limited partnership units to MGM, representing 5% of the equity value of the Joint Venture, in accordance with, and concurrently with the closing of the other transactions contemplated by, the MTA.
The MGP OP limited partnership units issued to the Company and to MGM have not been registered under the Securities Act, or any state securities law, and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The MGP OP limited partnership units issued to the Company and MGM have been issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder based on the status of each of the Company and MGM as an accredited investor, as defined in the Securities Act. MGP OP is a subsidiary of the Company.
Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information included as Exhibit 99.1
(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

2.1*
Master Transaction Agreement by and among MGM Resorts International, MGM Growth Properties Operating Partnership LP and BCORE Windmill Parent LLC, dated as of January 14, 2020 (incorporated by reference to Exhibit 2.1 of MGM Growth Properties Operating Partnership LP’s Current Report on Form 8-K filed with the SEC on January 14, 2020 and Exhibit 2.1 of MGM Growth Properties LLC’s Current Report on Form 8-K filed with the SEC on January 14, 2020).

10.1	Amended and Restated Limited Liability Company Agreement of MGP BREIT Venture 1 LLC, dated as of February 14, 2020.

10.2	Lease, by and between Mandalay PropCo, LLC, MGM Grand PropCo, LLC and MGM Lessee II, LLC, dated as of February 14, 2020.

10.3	Sixth Amendment to Master Lease, by and between MGP Lessor, LLC and MGP Lessee, LLC, dated as of February 14, 2020.

10.4
Loan Agreement, by and among Mandalay PropCo, LLC, MGM Grand PropCo, LLC, Citi Real Estate Funding Inc., Barclays Capital Real Estate Inc., Deutsche Bank AG, New York Branch, Société Générale Financial Corporation and Citi Real Estate Funding Inc., as administrative agent, dated as of February 14, 2020.

10.5
Fifth Amendment to Credit Agreement, dated as of February 14, 2020, among MGM Growth Properties Operating Partnership LP, the other loan parties and lenders named therein and Bank of America, N.A., as administrative agent.

99.1	Unaudited pro forma condensed consolidated financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: February 18, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary

MGM Growth Properties Operating Partnership LP

Date: February 18, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary